Exhibit 99.1

Sigma Designs, Inc. Reports Fourth Quarter and Fiscal Year 2018 Financial Results

FREMONT, Calif., April 19, 2018 (GLOBE NEWSWIRE) -- Sigma Designs, Inc.® (NASDAQ:SIGM), a developer of technology for use in the mobile Internet of Things (IoT) market, today reported financial results for its fourth quarter and fiscal year 2018, which ended February 3, 2018. Due to the previously announced asset sale to Silicon Labs (NASDAQ:SLAB) the Company will not hold an earnings conference call.

Fourth Quarter Fiscal 2018 Financial Results

Net revenue for the fourth quarter of fiscal 2018 was $26.5 million. This compares with net revenue of $33.9 million reported in the previous quarter, and net revenue of $42.7 million in the same period in fiscal 2017.

GAAP gross margin in the fourth quarter of fiscal 2018 was 42.1%. This compares with GAAP gross margin of 50.5% in the previous quarter, and GAAP gross margin of 50.1% for the same period in fiscal 2017.

Non-GAAP gross margin in the fourth quarter of fiscal 2018 was 38.0%. This compares with non-GAAP gross margin of 54.7% in the previous quarter, and non-GAAP gross margin of 50.6% for the same period in fiscal 2017.

GAAP operating expenses in the fourth quarter of fiscal 2018 were $80.0 million, which includes impairment charges of $40.8 million and restructuring charges of $6.8 million. This compares with GAAP operating expenses of $36.0 million in the previous quarter, and GAAP operating expenses of $28.6 million for the same period in fiscal 2017.

Non-GAAP operating expenses in the fourth quarter of fiscal 2018 were $28.3 million. This compares with non-GAAP operating expenses of $27.8 million in the previous quarter, and non-GAAP operating expenses of $26.0 million for the same period in fiscal 2017.

GAAP net loss in the fourth quarter of fiscal 2018 was ($73.4) million, or ($1.88) per share. This compares with a GAAP net loss of ($19.1) million, or ($0.49) per share, in the previous quarter, and a GAAP net loss of ($8.7) million, or ($0.23) per share, for the same period in fiscal 2017.

Non-GAAP net loss in the fourth quarter of fiscal 2018 was ($21.6) million, or ($0.55) per share. This compares with a non-GAAP net loss of ($9.6) million, or ($0.25) per share, in the previous quarter, and a non-GAAP net loss of ($5.9) million, or ($0.16) per diluted share, for the same period in fiscal 2017.

Cash and cash equivalents at the end of the fourth quarter of fiscal 2018 were $40.6 million.

Fiscal Year 2018 Financial Results

Net revenue in fiscal 2018 was $139.5 million, compared with $220.5 million in the previous fiscal year, prior to Assets held for sale adjustments of ($73.6 million) in fiscal 2018 and ($86.1 million) in fiscal 2017. The Assets held for sale adjustments consist of the financial results of Sigma’s Z-Wave business and Media Connectivity business, each of which were deemed to be held for sale as of February 3, 2018.

GAAP gross margin from continuing operations in fiscal 2018 was 47.1%, compared with 48.1% in fiscal 2017, prior to Assets held for sale adjustments.

Non-GAAP gross margin from continuing operations in fiscal 2018 was 37.4%, compared with 41.5% in fiscal 2017, which is after adjusting for Assets held for sale.

GAAP operating expenses from continuing operations in fiscal 2018 were $179.0 million, compared with $117.3 million in fiscal 2017, prior to Assets held for sale adjustments of $37.2 million in fiscal 2018 and $34.7 million in fiscal 2017.

Included in the fiscal 2018 results were impairment charges of $50.4 million and restructuring charges of $9.3 million.

Non-GAAP operating expenses from continuing operations in fiscal 2018 were $73.1 million, compared with $74.9 million in fiscal 2017, which is after adjusting for Assets held for sale.

GAAP net loss from continuing operations in fiscal 2018 was ($120.0) million, or net loss of ($3.12) per basic share, which is the same result after adjusting for Assets held for sale. This compares with a GAAP net loss of ($18.3) million, or a net loss of ($0.49) per diluted share, in fiscal 2017, which is the same result after adjusting for Assets held for sale.

Non-GAAP net loss in fiscal 2018 was ($51.3) million, or net loss of ($1.31) per share, after adjusting for Assets held for sale. This compares with a non-GAAP net loss of ($9.5) million, or a net loss of ($0.66) per share, in fiscal 2017, after adjusting for Assets held for sale.

The reconciliation between the GAAP and non-GAAP financial results for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Sigma also reports non- GAAP financial measures, as Sigma believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP. Therefore, non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures and the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financials measures. The Company presents non-GAAP financial measures to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what management believes to be its core, ongoing business operations. Furthermore, non- GAAP financial measures used by the Company may not be the same non-GAAP financial measures as those utilized by other companies; specifically, non-GAAP financial measures used by the Company may be calculated differently than other companies. Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by Sigma to similarly titled non-GAAP financial measures of other companies.

Sigma’s non-GAAP financial measures exclude amortization of acquired intangibles, stock-based compensation, one-time legal and other professional fee expenses, net gain on the sale of and impairment of privately-held investments, impairment of purchased IP, mask sets used in production and one-time restructuring charges. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. In the GAAP to non-GAAP reconciliation at the end of this press release, we have disclosed the impact of these income tax adjustments in our calculation of our non-GAAP financial results.

Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate Sigma’s operating results in the same manner as the research analysts that follow Sigma’s progress, all of whom present non-GAAP projections in their published reports.

Sigma uses non-GAAP measures to evaluate and assess its performance and operating results on a consistent basis, and to measure and compare its performance with the financial projections published by analysts as well as its direct competitors in the industry, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial results. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation. These variables include the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses in its non-GAAP financial measures may not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future. Sigma believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports and provides a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

Sigma Designs is a registered trademark of Sigma Designs, Inc. in the United States and other countries.

About Sigma Designs, Inc.

Sigma Designs, Inc.® (NASDAQ:SIGM) is developing technology for use in the mobile Internet of Things (IoT) market. For more information about Sigma Designs, please visit www.sigmadesigns.com.

Note to editors: Sigma Designs is a trademark of Sigma Designs, Inc. All other product names noted herein may be trademarks of their respective holders.

Investor Relations Contacts:

Jim Fanucchi

Darrow Associates, Inc.

(408) 404-5400

IR@sigmadesigns.com

Elias Nader, Interim President and Chief Executive Officer, and Chief Financial Officer Sigma Designs, Inc.

(510) 897-0077

IR@sigmadesigns.com

SIGMA DESIGNS, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
PRO FORMA

	February 3, 2018				January 28, 2017
	Consolidated Balance Sheets	Held for Sale	Other Adjustments	As Reported	Consolidated Balance Sheets	Held for Sale	Other Adjustments	As Reported

ASSETS
Current assets
Cash and cash equivalents	$40,628	$(2,000)	$-	$38,628	$66,425	$(2,000)	$-	$64,425
Short-term marketable securities	-	-	-	-	4,781	-	-	4,781
Restricted cash	335	(335)	-	-	303	(303)	-	-
Accounts receivable, net	17,120	(7,405)	-	9,715	35,860	(15,874)	-	19,986
Inventory	14,064	(11,026)	-	3,038	18,147	(8,684)	-	9,463
Prepaid expenses and other current assets	7,898	(1,127)	-	6,771	8,017	(1,139)	-	6,878
Current assets held for sale	-	-	21,893	21,893	-	-	28,000	28,000
Total current assets	80,045	(21,893)	21,893	80,045	133,533	(28,000)	28,000	133,533

Software, equipment and leasehold improvements, net	6,178	(1,839)	-	4,339	18,523	(7,265)	-	11,258
Intangible assets, net	4,630	(2,079)	-	2,551	30,744	(2,439)	-	28,305
Goodwill	-	-	-	-	10,594	-	-	10,594
Deferred tax assets	770	(777)	7	-	625	(658)	33	-
Long-term investments	-	-	-	-	2,000	-	-	2,000
Non-current assets held for sale	-	-	4,703	4,703	-	-	10,370	10,370
Other non-current assets	4,467	(8)	-	4,459	5,755	(8)	-	5,747
Total assets	$96,090	$(26,596)	$26,603	$96,097	$201,774	$(38,370)	$38,403	$201,807

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$15,864	$(6,531)	$-	$9,333	$14,230	$(5,918)	$-	$8,312
Accrued compensation and related benefits	6,512	(2,464)	-	4,048	8,127	(2,609)	-	5,518
Accrued liabilities	14,679	(4,812)	-	9,867	13,607	(4,762)	-	8,845
Current liabilities held for sale	-	-	13,807	13,807	-	-	13,289	13,289
Total current liabilities	37,055	(13,807)	13,807	37,055	35,964	(13,289)	13,289	35,964

Income taxes payable	15,708	(4,128)	-	11,580	15,752	(1,635)	-	14,117
Deferred tax liabilities	38	-	7	45	287	-	33	320
Long-term liabilities held for sale	-	-	4,144	4,144	-	-	1,642	1,642
Other long-term liabilities	3,169	(16)	-	3,153	6,225	(7)		6,218
Total liabilities	55,970	(17,951)	17,958	55,977	58,228	(14,931)	14,964	58,261

Commitments and contingencies

Shareholders' equity
Common stock and additional paid-in capital	522,985	-	-	522,985	513,168	(56,373)	-	456,795
Treasury stock	(88,336)	(56,687)	-	(145,023)	(88,336)	-	-	(88,336)
Accumulated other comprehensive loss	18	-	-	18	(2,178)	-	-	(2,178)
Accumulated deficit	(394,547)	48,042	8,645	(337,860)	(279,108)	32,934	23,439	(222,735)
Total shareholders' equity	40,120	(8,645)	8,645	40,120	143,546	(23,439)	23,439	143,546

Total liabilities and shareholders' equity	$96,090	$(26,596)	$26,603	$96,097	$201,774	$(38,370)	$38,403	$201,807

SIGMA DESIGNS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
PRO FORMA
(In thousands, except per share data)

	February 3, 2018				January 28, 2017
	Consolidated Statements of Operations	Held for Sale	Other Adjustments	As Reported	Consolidated Statements of Operations	Held for Sale	Other Adjustments	As Reported

Net revenue	$139,471	$(73,566)	$-	$65,905	$220,544	$(86,137)	$-	$134,407
Cost of revenue	73,735	(32,289)	-	41,446	114,565	(35,629)		78,936
Gross profit	65,736	(41,277)	-	24,459	105,979	(50,508)	-	55,471
Gross margin percent	47.1%	56.1%		37.1%	48.1%	58.6%		41.3%

Operating expenses:
Research and development	72,309	(19,653)	-	52,656	73,993	(16,716)		57,277
Sales and marketing	23,806	(14,720)		9,086	23,300	(15,727)		7,573
General and administrative	23,097	(2,710)		20,387	18,860	(2,292)		16,568
Restructuring charges	9,327	-		9,327				-
Impairment of IP, mask sets and design tools	50,431	(80)		50,351	1,148			1,148
Total operating expenses	178,970	(37,163)	-	141,807	117,301	(34,735)	-	82,566
Loss from operations	(113,234)	(4,114)		(117,348)	(11,322)	(15,773)		(27,095)
Impairment of privately-held investments, net of gain on sale					(885)			(885)
Interest and other income, net	(1,929)	(541)		(2,470)	539	(256)		283
Loss before income taxes	(115,163)	(4,655)		(119,818)	(11,668)	(16,029)		(27,697)
Provision for income taxes	4,878	(5,592)		(714)	6,647	(897)		5,750
Net (loss) income from continuing operations	(120,041)	937	-	(119,104)	(18,315)	(15,132)	-	(33,447)
Income from operations held for sale			4,655	4,655			16,029	16,029
Provision for income taxes			5,592	5,592			897	897
(Loss) income on operations held for sale	-	-	(937)	(937)	-	-	15,132	15,132
Net (loss) income	$(120,041)	$937	$(937)	$(120,041)	$(18,315)	$(15,132)	$15,132	$(18,315)

Net loss per share:
Basic	$(3.12)			$(3.12)	$(0.49)			$(0.49)
Diluted	$(3.12)			$(3.12)	$(0.49)			$(0.49)
Shares used in computing net loss per share:
Basic	38,527			38,527	37,429			37,429
Diluted	38,527			38,527	37,429			37,429

Other comprehensive (loss) income:
Change in currency translation adjustments, net of tax	$(2,191)	$(129)	$129	$(2,191)	$(336)	$63	$(63)	$(336)
Change in unrealized gains (losses) on marketable securities, net of tax	(5)			(5)	33			33
Other comprehensive income (loss)	(2,196)	(129)	129	(2,196)	(303)	63	(63)	(303)
Comprehensive (loss) income	$(122,237)	$808	$(808)	$(122,237)	$(18,618)	$(15,069)	$15,069	$(18,618)

SIGMA DESIGNS, INC.
RECONCILIATION OF PRO FORMA NET LOSS TO NON-PRO FORMA NET LOSS AS REPORTED
(Unaudited)
(In thousands, except per share data)

	Twelve months ended
	February 3, 2018	January 28, 2017

Pro Forma Net Revenue	$65,905	$134,407

Non-Pro Forma Net Revenue	$65,905	$134,407

Pro Forma Cost of Revenue	$41,446	$78,936
Items reconciling Pro Forma Cost of Revenue to Non-Pro Forma:
Stock based compensation expense	(204)	(274)
Amortization of acquired intangibles	-	-
Impairment of IP, mask sets and design tools	-	-
Restructuring charges, net	-	-
Pro Forma to Non-Pro Forma adjustments	(204)	(274)
Non-Pro Forma Cost of Revenue	$41,242	$78,662

Pro Forma Gross Profit	$24,459	$55,471
Pro Forma Gross Margin %	37.1%	41.3%
Non-Pro Forma Gross Profit	$24,663	$55,745
Non-Pro Forma Gross Margin %	37.4%	41.5%

Pro Forma Operating Expenses	$141,807	$82,566
Items reconciling Pro Forma Operating Expenses to Non-Pro Forma:
Stock based compensation expense	(3,966)	(4,942)
Amortization of acquired intangibles	(1,603)	(1,603)
Impairment of IP, mask sets and design tools	(50,431)	(1,148)
Legal and other professional expenses	(3,332)	-
Restructuring charges	(9,327)	-
Pro Forma to Non-Pro Forma adjustments	(68,659)	(7,693)
Non-Pro Forma Operating Expenses	$73,148	$74,873

Pro Forma Other Income (Expense) and Tax	$(1,756)	$(6,352)

Items reconciling Pro Forma Other Income (Expense) and Tax to Non-Pro Forma:
(Gain on sale) impairment of privately held instruments, net	(110)	885
Pro Forma to Non-Pro Forma adjustments	(110)	885

Non-Pro Forma Other Income (Expense) and Tax	(1,866)	(5,467)

Non-Pro Forma loss from continuing operations	(50,351)	(24,595)
Income (loss) from operations held for sale	4,655	16,029
Provision for income taxes	5,592	897
Income (loss) on operations held for sale	(937)	15,132

Non-Pro Forma Net loss	$(51,288)	$(9,463)

Non-Pro Forma Net loss per share:
Basic	$(1.31)	$(0.66)
Diluted	$(1.31)	$(0.66)
Shares used in computing Non-Pro Forma net loss per share:
Basic	38,527	37,429
Diluted	38,527	37,429

SIGMA DESIGNS, INC.
QUARTERLY FINANCIAL INFORMATION
UNAUDITED, PRESENTED WITHOUT EFFECT TO ASSETS HELD FOR SALE

	Fiscal Quarters Ended
	February 3, 2018	October 28, 2017	July 29, 2017	April 29, 2017	January 28, 2017	October 29, 2016	July 30, 2016	April 30, 2016

Net revenue	$26,537	$33,862	$39,508	$39,564	$42,724	$62,729	$61,316	$53,775
Gross profit	11,176	17,116	18,820	18,624	21,401	30,995	29,582	24,001
(Loss) income from operations	(70,019)	(18,884)	(10,954)	(13,377)	(7,163)	2,169	(313)	(6,015)
Net (loss) income	(73,421)	(19,084)	(12,677)	(14,859)	(8,716)	221	(1,722)	(8,098)
Basic net (loss) income per share	$(1.91)	$(0.49)	$(0.33)	$(0.39)	$(0.23)	$0.01	$(0.05)	$(0.22)
Diluted net (loss) income per share	$(1.91)	$(0.49)	$(0.33)	$(0.39)	$(0.23)	$0.01	$(0.05)	$(0.22)

This table, differing from financial statement presentation herein, presents condensed financial information without effect to the reclassifications resulting from discontinued operations.